UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 28, 2005

Date of Report (Date of earliest event reported)
WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
     The Registrant has entered into various agreements with WebMD Health Corp. (“WebMD Health”) in connection with the initial public offering by WebMD Health of shares of its Class A Common Stock. The Registrant, which owns all of the Class B Common Stock of WebMD Health and will continue to include WebMD Health in its consolidated financial statements following the offering, is a party to the Underwriting Agreement entered into by WebMD Health in connection with the offering. In addition, WebMD Health has entered into certain compensatory arrangements with non-employee directors of the Registrant who are also non-employee directors of WebMD Health and with certain executive officers of the Registrant who are also executive officers of WebMD Health or who will provide services to WebMD Health. To the extent required by Item 1.01 of Form 8-K, the following are incorporated by reference into this Item 1.01 pursuant to General Instruction B.3 of Form 8-K:
•	the description of the Underwriting Agreement contained in the Prospectus (the “Prospectus”) included in Amendment No. 6 to the WebMD Health Registration Statement (the “Registration Statement”) filed by WebMD Health on Form S-1 (No. 333-124832) under the heading “Underwriting” and the form of Underwriting Agreement filed as Exhibit 1.1 to the WebMD Health Registration Statement; and

•	the descriptions of relationships and agreements between the Registrant and WebMD Health contained in Prospectus under the heading “Certain Relationships and Related Party Transactions” and the agreements filed as Exhibits 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 to the WebMD Health Registration Statement (which, to the extent filed as a form of agreement, have been entered into by the parties in substantially the form filed); and

•	the descriptions of compensatory agreements and arrangements between WebMD Health and certain directors and executive officers of the Registrant contained in the Prospectus under the headings “Management — 2005 Long-Term Incentive Plan” and “—Compensation of Non-Employee Directors” and the 2005 Long-Term Incentive Plan of WebMD Health filed as Exhibit 10.27 to the WebMD Health Registration Statement and the forms of option agreements and restricted stock agreements filed as Exhibits 10.48, 10.49, 10.50 and 10.51 to the WebMD Health Registration Statement; and

•	the description of the capital stock of WebMD Health contained in the Prospectus under the heading “Description of Capital Stock” and the Restated Certificate of Incorporation of WebMD Health and Bylaws of WebMD Health filed as Exhibits 1 and 2 to the Registration Statement on Form 8-A filed by WebMD Health on September 29, 2005 (the “WebMD Health Form 8-A”).
The summaries that are incorporated by reference into this Item 1.01 of agreements that are incorporated by reference into this Item 1.01 are qualified in their entirety by reference to the agreements themselves.

Item 8.01.     Other Events
     On September, 28, 2005, WebMD Health Corp., a subsidiary of the Registrant, announced the pricing of its initial public offering of Class A Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference into this Item 8.01.
Item 9.01.     Financial Statements and Exhibits
(c)	Exhibits
The following exhibits are filed herewith:
99.1	Press Release, dated September 28, 2005, of WebMD Health Corp. announcing the pricing of its initial public offering of Class A Common Stock

99.2	Form of Tax Sharing Agreement between WebMD Health and the Registrant (incorporated by reference from Exhibit (incorporated by reference to Exhibit 10.1 to the WebMD Health Registration Statement)

99.3	Form of Services Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.2 to the WebMD Health Registration Statement)

99.4	Form of Indemnity Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.3 to the WebMD Health Registration Statement)

99.5	Form of Intellectual Property License Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.4 to the WebMD Health Registration Statement)

99.6	Contribution, Assignment and Assumption Agreement, dated as of September 6, 2005, by and between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.5 to the WebMD Health Registration Statement)

99.7	Form of Private Portal Services Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.6 to the WebMD Health Registration Statement)

99.8	Form of Content License Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.7 to the WebMD Health Registration Statement)

99.9	Form of Database Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.8 to the WebMD Health Registration Statement)

99.10	Restated Certificate of Incorporation of WebMD Health (incorporated by reference to Exhibit 1 to the WebMD Health Form 8-A)

99.11	By-laws of WebMD Health (incorporated by reference to Exhibit 2 to the WebMD Health Form 8-A)

99.12	Form of Restricted Stock Agreement between WebMD Health and Employees (incorporated by reference to Exhibit 10.48 to the WebMD Health Registration Statement)

99.13	Form of Restricted Stock Agreement between WebMD Health and Non-Employee Directors (incorporated by reference to Exhibit 10.49 to the WebMD Health Registration Statement)

99.14	Form of Non-Qualified Stock Option Agreement between WebMD Health and Employees (incorporated by reference to Exhibit 10.50 to the WebMD Health Registration Statement)

99.15	Form of Non-Qualified Stock Option Agreement between WebMD Health and Non-Employee Directors (incorporated by reference to Exhibit 10.51 to the WebMD Health Registration Statement)

99.16	Form of WebMD Health Corp. 2005 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.27 to the WebMD Health Registration Statement)

99.17	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the WebMD Health Registration Statement)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: September 29, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated September 28, 2005, of WebMD Health Corp. announcing the pricing of its initial public offering of Class A Common Stock
99.2	Form of Tax Sharing Agreement between WebMD Health and the Registrant (incorporated by reference from Exhibit (incorporated by reference to Exhibit 10.1 to the WebMD Health Registration Statement)
99.3	Form of Services Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.2 to the WebMD Health Registration Statement)
99.4	Form of Indemnity Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.3 to the WebMD Health Registration Statement)
99.5	Form of Intellectual Property License Agreement between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.4 to the WebMD Health Registration Statement)
99.6	Contribution, Assignment and Assumption Agreement, dated as of September 6, 2005, by and between WebMD Health and the Registrant (incorporated by reference to Exhibit 10.5 to the WebMD Health Registration Statement)
99.7	Form of Private Portal Services Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.6 to the WebMD Health Registration Statement)
99.8	Form of Content License Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.7 to the WebMD Health Registration Statement)
99.9	Form of Database Agreement between the Registrant and WebMD, Inc. (incorporated by reference to Exhibit 10.8 to the WebMD Health Registration Statement)
99.10	Restated Certificate of Incorporation of WebMD Health (incorporated by reference to Exhibit 1 to the WebMD Health Form 8-A)
99.11	By-laws of WebMD Health (incorporated by reference to Exhibit 2 to the WebMD Health Form 8-A)

99.12	Form of Restricted Stock Agreement between WebMD Health and Employees (incorporated by reference to Exhibit 10.48 to the WebMD Health Registration Statement)
99.13	Form of Restricted Stock Agreement between WebMD Health and Non-Employee Directors (incorporated by reference to Exhibit 10.49 to the WebMD Health Registration Statement)
99.14	Form of Non-Qualified Stock Option Agreement between WebMD Health and Employees (incorporated by reference to Exhibit 10.50 to the WebMD Health Registration Statement)
99.15	Form of Non-Qualified Stock Option Agreement between WebMD Health and Non-Employee Directors (incorporated by reference to Exhibit 10.51 to the WebMD Health Registration Statement)
99.16	Form of WebMD Health Corp. 2005 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.27 to the WebMD Health Registration Statement)
99.17	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the WebMD Health Registration Statement)